INVESTOR PRESENTATION MAY 11, 2022 SUN OUTDOORS MYRTLE BEACH – CONWAY, SC

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc., referred to herein as “we,” “our,” “Sun,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Sun makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks described under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company’s other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties and other factors include, but are not limited to:  Outbreaks of disease, including the COVID-19 pandemic, and related stay-at-home orders, quarantine policies and restrictions on travel, trade and business operations;  Changes in general economic conditions, including inflation, deflation, and energy costs, the real estate industry and the markets in which the Company operates;  Difficulties in the Company’s ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  The Company’s liquidity and refinancing demands;  The Company’s ability to obtain or refinance maturing debt;  The Company’s ability to maintain compliance with covenants contained in its debt facilities and its senior unsecured notes;  Availability of capital;  Changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar and Pounds sterling;  The Company’s ability to maintain rental rates and occupancy levels;  The Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures;  Increases in interest rates and operating costs, including insurance premiums and real property taxes;  Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires;  General volatility of the capital markets and the market price of shares of our capital stock;  The Company’s ability to maintain our status as a REIT;  Changes in real estate and zoning laws and regulations;  Legislative or regulatory changes, including changes to laws governing the taxation of REITs;  Litigation, judgments or settlements;  Competitive market forces;  The ability of purchasers of manufactured homes and boats to obtain financing; and  The level of repossessions by manufactured home and boat lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements. FORWARD-LOOKING STATEMENTS

Leading owner and operator of manufactured housing (“MH”) communities, recreational vehicle (“RV”) resorts and marinas Favorable demand drivers combined with supply constraints Consistent organic growth enhanced with embedded expansion opportunities Industry consolidator with proven value creation from acquisitions Cycle-tested growth driven by attractive value proposition to residents, members and guests Focus on exceptional service supported by culture of accountability and empowerment Proven executive leadership team with over 100 combined years of industry experience COMPANY HIGHLIGHTS 3 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. LAUREL HEIGHTS – UNCASVILLE, CT SUN OUTDOORS LAKE RUDOLPH – SANTA CLAUS, IN

646 properties across 39 states, Canada and the UK SUN COMMUNITIES, INC. OVERVIEW (NYSE: SUI) 4 Current Portfolio As of May 11, 2022 Rental Revenue Breakdown Property Count As of May 11, 2022 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Does not include one marina managed for a third party. (2) Represents percentage of rental revenue from the leasing of sites, homes, wet slips, dry storage spaces and commercial leases. Total Number of Sites / Wet Slips and Dry Storage Spaces: 221,494 Headquarters MH, RV & Holiday Park Sites (175,507) Marina Wet Slips and Dry Storage Spaces (45,987) 207 3,430 233 3,141 2,822 2,398 / 221 927 / 2,518 3,465 2,005 / 3,299 3,994 / 398 1,716 1,852 / 2,665 1,123 2,580 8,933 4,118 324 927 1,330 780 5,308 10,732 2,124 162 334 155 585 582 413 475 5,237 591 33,124 3,638 2,925 1,0274,1762,235 317 2,366 1,536 2,624 1,816 1,417 2,786 545 / 385 46,422 5,235 167 717 3,539 (2) (1) 3,440 424 1,606 75 16,840 Marinas(1)

1Q22 SUMMARY PERFORMANCE UPDATE

PORTFOLIO PERFORMANCE

- **4.2%** Weighted average monthly rental rate increase
- **96.7%** MH occupancy and **670** RPS gains of which **90%** were RV transient conversions to annual leases
- Increased Full Year Core FFO per share guidance range from **$7.20 to $7.32**, a **1.5% increase** at the midpoint, representing 11.5% growth over 2021


SAFE HARBOR CITY BOATYARD – CHARLESTON, SC
MARINE TRAVELIFT

EXTERNAL GROWTH

- **~$1.6bn** invested in **41** holiday parks, **1** MH and **5** marinas YTD
- Completed **~$1.2bn** acquisition of Park Holidays UK, the 2nd largest UK holiday park owner and operator with 40 owned properties
- Starting development on **5 new MH communities** in 2022, with **2** actively under construction as of 1Q22


DAWLISH SANDS – DEVON, UK
ACQUIRED IN APRIL 2022

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

SUN COMMUNITIES, INC. 5

POWERING SUN'S INTERNAL GROWTH ENGINE

- Sun is the premier owner and operator of MH and RV communities
- Strong cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975

INTERNAL LEVERS

Contractual Rent Increases

Annual historical

2% – 4%

weighted average monthly rental rate increase supported by continual reinvestment into properties

MH Occupancy Gains

96.7%

1Q 2022 MH Occupancy

74%

of MH communities at 98%+

200bps+

existing MH occupancy upside

Expansions

~600

2021 – 2022 YTD vacant site deliveries

~8,300

sites available for expansion 2022 and beyond

Target 10% – 14%

expansion IRRs(2)

Transient RV Site Conversions

~29,300

1Q 2022 transient RV sites

~1,200

average yearly converted sites(1)

40% – 60%

1st year revenue uplift once converted

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) 2019-2021 average.

(2) Expected 5-year unlevered internal rates of return based on certain assumptions.

SUN COMMUNITIES, INC.

6

POWERING SUN'S EXTERNAL GROWTH ENGINE

EXTERNAL LEVERS

Acquisitions	Development
~$1.6bn investment in 47 properties YTD since start of 2022	Targeting 3 – 5 new development project starts per year
4.8x increase in properties since year end 2010	Target 7% – 9% ground-up development IRRs(1)
High degree of visibility into MH, RV, Marina and Holiday Park acquisition pipeline with additional opportunities arising	Over 1,000 2021 – 2022 YTD ground-up site deliveries in 9 properties



NEW BEACH – KENT, UK
ACQUIRED IN APRIL 2022



SUN OUTDOORS ROCKY MOUNTAIN – GRANBY, CO

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.
(1) Expected 5-year unlevered internal rates of return based on certain assumptions.

SUN COMMUNITIES, INC. 7

2022 ACQUISITION & DEVELOPMENT ACTIVITY

Investment Activity Summary

Acquisitions YTD	Ground-up & Redevelopments[(1)]	Expansions[(1)]
LANDSCOVE – DEVON, UK ACQUIRED IN APRIL 2022	SMITH CREEK CROSSING – GRANBY, CO	SUN OUTDOORS PETOSKEY BAY HARBOR – PETOSKEY, MI
~$1.6bn purchase price	$153mm invested	$84mm invested
~17,900 sites added in 47 properties & marinas	2 new MH communities under construction	~600 site deliveries in 12 properties
Robust pipeline of small portfolios and single assets in underwriting	~3,100 sites available for ground-up & redevelopments	~8,300 sites available for expansion in 2022 and beyond

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) January 2021 through March 2022.

SUN COMMUNITIES, INC.
8

STICKY CUSTOMER BASE WITH LIMITED CAPEX

- Annual home move-outs in Sun's MH communities are **less than 1%**
  - Low turnover driven by a **$6k - $10k** average cost for a resident to move a home
  - Average tenure of residents in our MH communities is **~14 years**(1)
- RVs stay in Sun's resorts for **~9 years** on average(1)
- MH and RV requires lower CapEx relative to other asset classes as MH and RV are largely a land ownership business


WOODLAND PARK ESTATES – EUGENE, OR

MH Resident Trends

(% of Total Residents, 3-Year Average)


6.8%
0.5%
Resident Re-sales
(Home stays in community)
Resident Move-outs
(Home leaves community)

RV Guest Trends

(% of Total Residents, 3-Year Average)


10.3%
11.0%
Resident Re-sales
(RV stays in resort)
Resident Move-outs
(RV leaves resort)

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Annual average (January 2020 – March 2022).

SUN COMMUNITIES, INC.
9

CONSISTENT AND CYCLE TESTED CASH FLOW GROWTH

- Favorable demand drivers, high barriers to entry and Sun's investment and operational prowess have resulted in consistent and cycle tested organic cash flow growth
- Over at least the past 20 years, every individual year or rolling 4-quarter period has recorded positive same community NOI growth
- Over the same period, Sun's average annual same community NOI growth was 5.1%, which is ~270bps greater than that of multi-family REITs of 2.4%

Same Community NOI Growth

Quarterly Year-over-Year Growth Since 2000



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
(15.0%)
4Q00
4Q01
4Q02
4Q03
4Q04
4Q05
4Q06
4Q07
4Q08
4Q09
4Q10
4Q11
4Q12
4Q13
4Q14
4Q15
4Q16
4Q17
4Q18
4Q19
4Q20
4Q21
Sun Communities
Multi-Family REITs(1)

CAGR Since 2000



5.1%
2.4%
2.8%
Sun Communities
Multi-Family REITs(1)
REIT Industry(2)

Sources: Citi Research, December 2021.
(1) Multi-Family REITs includes AIRC, AVB, CPT, EQR, ESS, IRT, MAA and UDR.
(2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multi-Family, Mall, Office, Self Storage, Shopping Center, Single Family Rental, Student Housing and Diversified REITs.

SUN COMMUNITIES, INC.
10

RENTING – MH VS. OTHER RENTAL OPTIONS 11  Manufactured homes in Sun’s communities provide 25% more space at ~52% less cost per square foot Manufactured Homes in Sun’s Communities RENT   $1,139 per month Other Rental Options(1) $1,904 per month SQUARE FOOTAGE PRICE 1,250 sq. ft. 1,000 sq. ft. $0.91 per sq. ft. $1.90 per sq. ft. (1) Other rental options include multi-family, single family and duplex two-bedroom rentals; Data per Zillow – U.S. Median Monthly Rent (Zillow rent index, March 2022).

HOMEOWNERSHIP – MH VS. SINGLE FAMILY

- Sun is the premiere provider of highly amenitized living at an affordable price

($ in thousands)



$203
$68
$63
2009
$207
$66
$63
2010
$208
$60
$61
2011
$223
$69
$62
2012
$249
$75
$64
2013
$263
$84
$65
2014
$272
$80
$68
2015
$278
$82
$71
2016
$294
$91
$72
2017
$298
$87
$79
2018
$299
$84
$82
2019
$309
$83
$87
2020
Average Household Income ~$46k(1)
Average Manufactured Home Price
Portion of Purchase Price Attributable to Land
Average Single Family Home Price

Manufactured Homes



✓ *Average cost of a new Manufactured Home is **$87,000** or roughly 2 years median income*

Single Family Homes



✓ *Average cost of Single Family is **$308,597** or roughly 7 years median income*

SUN COMMUNITIES, INC.

Sources: U.S. Department of Census, Cost & Size Comparisons of New Manufactured & New Single-Family Site-Built Homes (2009-2020).

(1) Average primary applicant household income for SUI's manufactured housing communities in 2021.

12

EXPANSIONS PROVIDE ATTRACTIVE RETURNS

- Investment in expansion sites boosts growth in highly accretive manner
- Sun expands in communities and resorts with high occupancies and continued strong demand

12 - 24 months
average lease-up for 100-site expansion

~8,300 sites
available in expansion inventory

Target 10% – 14% IRRs[(1)]

Over 6,500 vacant expansion site deliveries since 2015



SUN OUTDOORS PANAMA CITY BEACH – PANAMA CITY BEACH, FL



SUN OUTDOORS MYRTLE BEACH – CONWAY, SC

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Expected 5-year unlevered internal rates of return based on certain assumptions.

13

Professional Operational Management Home Sales & Rental Program Skilled Expense Management Call Center & Digital Marketing Outreach Repositioning with Additional Capex Adding Value with Expansions MAXIMIZING VALUE FROM STRATEGIC ACQUISITIONS 14 Properties and Sites • Since 2010, Sun has acquired properties valued at over $11.1 billion, increasing its number of properties by 4.8x Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

PARK HOLIDAYS ACQUISITION

Sun Acquired Park Holidays UK, the 2nd Largest UK Holiday Park Owner & Operator

- Owns and operates 40 communities and two managed communities, comprising ~15,900 sites
- High quality, mostly seaside communities throughout the affluent South of England
- Purchase price of £950mm, or ~$1.2bn
- Closed on April 8, 2022

Park Holidays' Long Tenured Management Team Runs Day-to-Day Operations

- Senior management team rolled £25mm of equity into SUI common stock
- Experience operating and creating value for sophisticated institutional investors

Business Model Nearly Identical to Sun's Manufactured Housing and RV Platform

- Majority of sites are owner-occupied on 20+ year licenses with annual rental increases and have an average customer tenure of 7+ years
- Similar to stays in Sun RV resort vacation rentals, Park Holidays' remaining sites comprise its hire fleet, which introduces new customers to the properties and creates annual conversion sale opportunities
- High margin vacation home sales business generates new annual site licenses

Substantial Opportunity to Continue Generating Internal and External Growth

- Increasing rental rates and expanding existing communities
- Opportunities to consolidate a fragmented UK market, consistent with Sun's proven acquisition strategy

SEAVIEW – WHITSABLE, KENT



LANDSCOVE – BRIXHAM, DEVON



COGHURST HALL – HASTINGS, SUSSEX



SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

15

WE ARE THE PREMIER MARINA OPERATOR

- We own an irreplicable network of marinas

128 Owned Marinas[(1)]	**37,000** Approximate Wet Slips	**8,700** Approximate Dry Storage Spaces[(2)]	**24** States & Puerto Rico	**80%** of Marinas Located in Coastal Markets[(3)]	**75%** of Marinas Owned Fee Simple[(4)]	**45,700** Approximate Members	**7.6** Years Average Member Tenure

Wet Slip Occupancy by Region

as of March 31, 2022



93%
85%
79%
Southeast
South
Southwest



SAFE HARBOR OXFORD – OXFORD, MD

Unrivaled Among Competitors

Unmatched in scale, portfolio quality and depth of network offering

(# of owned marinas – YTD)



130
63
25
23
SUNTEX MARINAS
IGY MARINAS
els

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) *As of March 31, 2022, Safe Harbor directly or indirectly owns 128 marinas and manages five marinas on behalf of third parties.*
(2) *Dry Storage Spaces include Indoor Storage.*
(3) *Calculation of marinas located in coastal markets include those along the Great Lakes.*
(4) *32 currently owned marinas operate with underlying ground leases with a weighted average remaining term of ~37 years.*

SUN COMMUNITIES, INC.
16

MARINA SECTOR PIONEER AND CONSOLIDATOR

Marina Acquisition Pace



$2,106
7
$466
4
$40
4
$423
6
$214
5
$132
3
$82
Original Transaction
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
Dollar Amount ($ mm)
Number of Marinas
Acquired 64% of initial transaction value over past 18 months



JARRETT BAY BOATWORKS - BEAUFORT, NC
ACQUIRED IN FEBRUARY 2022

Key Transactions(1)

#	Marina	Date Acquired	Purchase Price	Marinas	Slips / Dry Storage Spaces
1	OPC(2)	1Q 2018	$65mm	3 Marinas	660
2	Charleston(2)	4Q 2018	$45mm	3 Marinas	401
3	Newport/NEB(2)	4Q 2019	$113mm	2 Marinas	329
4	Tri-W(2)	3Q 2020	$78mm	5 Marinas	2,251
5	Rybovich	4Q 2020	$369mm	2 Marinas	78
6	Lauderdale	2Q 2021	$340mm	1 Marina	202
7	Puerto del Rey	3Q 2021	$92mm	1 Marina	1,746

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Date acquired reflects period in which last marina acquisition closed.

(2) Properties acquired prior to Sun Communities' acquisition of Safe Harbor Marinas in October 2020.

SUN COMMUNITIES, INC.
17

STRATEGIC BALANCE SHEET

- Balance sheet supports growth strategy
- Total debt maturities over the next 5 years averages 6.8% per year

Current Debt Outstanding(1)

principal amounts in millions

As of March 31, 2022

	Principal Outstanding(2)	Weighted Average Interest Rates
Total Secured Debt	$3,366.6	3.78%
Total Unsecured Debt	$2,709.9	1.94%
Total	**$6,076.5**	**2.96%**

Mortgage Debt 5-Year Maturity Ladder

amounts in millions


$70.7
$185.6
$315.3
$50.5
$521.6
2022
2023
2024
2025
2026

Net Debt / TTM EBITDA(3)


5.6x
5.5x
6.9x(4)
5.7x(4)
5.9x(4)
2018
2019
2020
2021
1Q22

Net Debt / TEV(5)


25.2%
19.0%
21.4%
18.0%
21.9%
2018
2019
2020
2021
1Q22

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) *For further Debt breakdown, please refer to the Supplemental for the quarter ended March 31, 2022.*
(2) *Includes premium and discount on debt and financing costs.*
(3) *The debt ratios are calculated using trailing 12 months recurring EBITDA for the period ended March 31, 2022.*
(4) *Includes full debt load but less than a full year EBITDA contribution of recently completed acquisitions.*
(5) *Total Enterprise Value includes common shares outstanding (per Supplemental), Common OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period.*

SUN COMMUNITIES, INC.
18

SUN COMMUNITIES' ESG INITIATIVES

- We are committed to sustainable business practices to benefit all stakeholders: team members, residents and guests, shareholders and the broader communities where we operate
- We will continue to enhance Sun's sustainability program through the formal adoption of additional environmental policies, establishing a data baseline for utility usage, expanding the ESG team, and consulting with vital stakeholders to identify key ESG considerations and solutions
- We published our 3rd annual, and GRI-aligned, ESG report in 4Q21

ESG Highlights(1)

Environmental	Social	Governance
LED Lighting & Smart Thermostats Achieved 4.2% electric consumption reduction	**Sun Unity** Sun's social responsibility program	**BoD Nominating and Corporate Governance Committee** formally oversees all ESG initiatives
Irrigation & Metering Projects Achieved 1.2% water consumption reduction	**Sun University** Internal training program, Sun University, offers over 200 courses to team members	**BoD Composition** 38% female and 75% independent
Framework Reporting Reported to GRESB, DJSI and CDP	**Executive Manager Certification** Development program for community & resort managers to support career growth	**Enterprise Risk Management Committee** identifies, monitors and mitigates risks across the organization
National Park Foundation (NPF) Launched new partnership with NPF to support their outdoor exploration pillar	**IDEA** Launched Inclusion, Diversity, Equity and Access Initiative	**Comprehensive Policies and Procedures** foster sound corporate governance

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Performance and initiatives for the 2020 reporting year is referenced. Also reference our 2020-2021 ESG Interim Updates.

SUN COMMUNITIES, INC.
19

(50.0%) (10.0%) 30.0% 70.0% 110.0% 150.0% 190.0% 146.6% 91.6% 51.4% (25.0%) (20.0%) (15.0%) (10.0%) (5.0%) 0.0% 5.0% (12.9%) (8.3%) (16.0%) STRATEGY-DRIVEN OUTPERFORMANCE 20  Sun has significantly outperformed major REIT and broader market indices over the last ten years Sun Communities, Inc. (SUI) MSCI US REIT (RMS)S&P 500 2022 YTD Total Return 5-year Total Return 10-year Total Return 3-year Total Return Source: S&P Global as of April 30, 2022. (50.0%) (25.0%) 0.0% 25.0% 50.0% 75.0% 100.0% 57.7% 53.5% 31.2% 0.0% 200.0% 400.0% 600.0% 485.3% 257.8% 141.9%

$144 Shopping Centers BEST PERFORMANCE AMONG REAL ESTATE SECTORS 21  Sun has proven its strategy through recession resilience and consistent outperformance of multi-family in terms of same community NOI growth since 2000 Indexed Same Community NOI Growth Source: Citi Research, December 2021. (1) Multi-Family includes AIRC, AVB, CPT, EQR, ESS, IRT, MAA and UDR. (2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multi-Family, Mall, Office, Self Storage, Shopping Centers, Single Family Rental, Student Housing and Diversified REITs. $280 Sun Communities $268 Self-Storage $160 Multi-Family $135 Mall $160 Industrial $139 Office CAGR 5.1% 4.8% 4.8% 2.3% 1.6% 1.4% 1.7% $266 MH 2.4%

APPENDIX SARALAKE ESTATES – SARASOTA, FL

NON-GAAP TERMS DEFINED 23 Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, real estate related impairments, and after adjustments for nonconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Furthermore, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and / or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. EBITDA as defined by NAREIT (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in nonconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of nonconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity.

NET INCOME TO FFO RECONCILIATION

(amounts in millions except per share data)	Three Months Ended March 31,		Year Ended December 31,		
	2022	2021	2021	2020	2019
Net Income Attributable to Sun Communities, Inc. Common Shareholders	$ 0.7	$ 24.8	$ 380.2	$ 131.6	$ 160.3
Adjustments					
Depreciation and amortization	148.3	123.8	522.0	377.0	328.6
(Gain) / loss on remeasurement of marketable securities	34.5	(3.7)	(33.5)	(6.1)	(34.2)
(Gain) / loss on remeasurement of investment in nonconsolidated affiliates	(0.1)	(0.1)	0.2	1.6	-
(Gain) / loss on remeasurement of notes receivable	(0.2)	(0.4)	(0.7)	3.3	-
Gain / (loss) attributable to noncontrolling interests	(2.2)	(0.1)	14.8	7.9	8.5
Preferred return to preferred OP units	2.8	0.5	1.9	2.2	2.6
Interest expense on Aspen preferred OP units	-	-	2.0	-	1.3
Gain on disposition of properties	(13.4)	-	(108.1)	(5.6)	-
Gain on disposition of assets, net	(15.1)	(8.2)	(60.5)	(22.2)	(26.4)
FFO Attributable to Sun Communities, Inc. Common Shareholders and Dilutive Convertible Securities	$ 155.3	$ 136.6	$ 718.3	$ 489.7	$ 440.7
Adjustments					
Business combination expense and other acquisition related costs	3.1	1.9	10.0	25.3	1.2
Loss on extinguishment of debt	0.3	-	8.1	5.2	16.5
Catastrophic event-related charges, net	-	2.4	2.2	0.9	1.7
Loss on earnings - catastrophic event-related charges	-	0.2	0.2	-	-
(Gain) / loss on foreign currency translation	2.2	-	3.7	(7.7)	(4.5)
Other adjustments, net	1.9	(0.1)	16.1	2.2	1.3
Core FFO Attributable to Sun Communities, Inc. Common Shareholders and Dilutive Convertible Securities	$ 162.8	$ 141.0	$ 758.6	$ 515.6	$ 456.9
Weighted average common shares outstanding - basic	115.3	107.9	112.6	97.5	88.5
Weighted average common shares outstanding - fully diluted	121.2	111.7	116.5	101.3	92.8
FFO Attributable to Sun Communities, Inc. Common Shareholders and Dilutive Convertible Securities Per Share - Fully Diluted	$ 1.28	$ 1.22	$ 6.16	$ 4.83	$ 4.75
Core FFO Attributable to Sun Communities, Inc. Common Shareholders and Dilutive Convertible Securities Per Share - Fully Diluted	$ 1.34	$ 1.26	$ 6.51	$ 5.09	$ 4.92

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information.

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NET INCOME TO NOI RECONCILIATION

(amounts in millions)

	Three Months Ended March 31,		Year Ended December 31,		
	2022	2021	2021	2020	2019
Net Income Attributable to Sun Communities, Inc., Common Shareholders	$ 0.7	$ 24.8	$ 380.2	$ 131.6	$ 160.3
Interest income	(6.8)	(2.6)	(12.2)	(10.1)	(17.9)
Brokerage commissions and other revenues, net	(8.0)	(6.0)	(30.1)	(17.2)	(14.1)
General and administrative expense	55.7	38.2	181.2	109.5	92.7
Catastrophic event-related charges, net	-	2.4	2.2	0.9	1.7
Business combination expense	0.5	1.2	1.4	23.0	-
Depreciation and amortization	148.5	123.9	522.7	376.9	328.1
Loss on extinguishment of debt	0.3	-	8.1	5.2	16.5
Interest expense	45.2	39.5	158.6	129.1	133.2
Interest on mandatorily redeemable preferred OP units / equity	1.0	1.0	4.2	4.2	4.7
(Gain) / loss on remeasurement of marketable securities	34.5	(3.7)	(33.5)	(6.1)	(34.2)
(Gain) / loss on foreign currency translation	2.2	-	3.7	(7.7)	(4.5)
Gain on disposition of properties	(13.4)	-	(108.1)	(5.6)	-
Other expense, net	0.6	0.5	12.1	5.2	1.7
(Gain) / loss on remeasurement of notes receivable	(0.2)	(0.4)	(0.7)	3.3	-
Income from nonconsolidated affiliates	(0.9)	(1.2)	(4.0)	(1.7)	(1.4)
(Gain) / loss on remeasurement of investment in nonconsolidated affiliates	(0.1)	(0.1)	0.2	1.6	-
Current tax (benefit) / expense	1.3	(0.2)	1.2	0.8	1.1
Deferred tax (benefit) / expense	-	(0.1)	0.1	(1.6)	(0.2)
Preferred return to preferred OP units / equity interests	3.0	2.9	12.1	6.9	6.1
Income / (loss) attributable to noncontrolling interests	(2.2)	0.3	21.5	8.9	9.7
Preferred stock distribution	-	-	-	-	1.3
NOI	$ 261.9	$ 220.4	$ 1,120.9	$ 757.1	$ 684.8

	Three Months Ended March 31,		Year Ended December 31,		
	2022	2021	2021	2020	2019
Real Property NOI	$ 232.8	$ 204.6	$ 982.1	$ 721.3	$ 649.7
Home Sales NOI	18.8	10.6	74.4	28.6	32.8
Service, retail dining and entertainment NOI	10.3	5.2	64.4	7.2	2.3
NOI	$ 261.9	$ 220.4	$ 1,120.9	$ 757.1	$ 684.8

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information.

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NET INCOME TO RECURRING EBITDA RECONCILIATION

(amounts in millions)	Three Months Ended March 31,		Year Ended December 31,		
	2022	2021	2021	2020	2019
Net Income Attributable to Sun Communities, Inc., Common Shareholders	$ 0.7	$ 24.8	$ 380.2	$ 131.6	$ 160.3
Adjustments					
Depreciation and amortization	148.5	123.9	522.7	376.9	328.1
Loss on extinguishment of debt	0.3	-	8.1	5.2	16.5
Interest expense	45.2	39.5	158.6	129.1	133.2
Interest on mandatorily redeemable preferred OP units / equity	1.0	1.0	4.2	4.2	4.7
Current tax (benefit) / expense	1.3	(0.2)	1.2	0.8	1.1
Deferred tax (benefit) / expense	-	(0.1)	0.1	(1.6)	(0.2)
Income from nonconsolidated affiliates	(0.9)	(1.2)	(4.0)	(1.7)	(1.4)
Less: Gain on disposition of properties	(13.4)	-	(108.1)	(5.6)	-
Less: Gain on disposition of assets, net	(15.1)	(8.2)	(60.5)	(22.2)	(26.4)
EBITDA*re*	$ 167.6	$ 179.5	$ 902.5	$ 616.7	$ 615.9
Adjustments					
Catastrophic event related charges, net	-	2.4	2.2	0.9	1.7
Business combination expense	0.5	1.2	1.4	23.0	-
(Gain) / loss on remeasurement of marketable securities	34.5	(3.7)	(33.5)	(6.1)	(34.2)
(Gain) / loss on foreign currency translation	2.2	-	3.7	(7.7)	(4.5)
Other expense, net	0.6	0.5	12.1	5.2	1.7
(Gain) / loss on remeasurement of notes receivable	(0.2)	(0.4)	(0.7)	3.3	-
(Gain) / loss on remeasurement of investment in nonconsolidated affiliates	(0.1)	(0.1)	0.2	1.6	-
Preferred return to preferred OP units / equity interests	3.0	2.9	12.1	6.9	6.1
Income / (loss) attributable to noncontrolling interests	(2.2)	0.3	21.5	8.9	9.7
Preferred stock distribution	-	-	-	-	1.3
Plus: Gain on dispositions of assets, net	15.1	8.2	60.5	22.2	26.4
Recurring EBITDA	$ 221.0	$ 190.8	$ 982.0	$ 674.9	$ 624.1

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information.

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